UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Annual Report
December 31, 2012

Evermore
Global
Value
Fund

Evermore Global Value Fund

Elements of Our Active Value Investment Approach

At Evermore Global Advisors, we employ an active value approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick cheap stocks and hope for their prices to rise.  We invest in companies where a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•
Always Active, Sometimes Activist.  We are always engaged with the companies in which we invest to ensure management teams follow through on their commitments to change.  On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Investing in Special Situations including Merger Arbitrage and Distressed Companies.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Exploiting Short Selling Opportunities. We will seek to take advantage of short selling opportunities to address currency, security, sector and market risk.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolios.

Evermore Global Value Fund
A Letter from the CEO

Dear Shareholder,

 Eric LeGoff
CEO, Evermore Funds Trust

Last year saw far less volatility in the global markets than the preceding two years, as regions and nations around the globe began to seriously tackle their fiscal issues.  This was especially true in Europe, a region in which the Fund continued to invest a significant portion of its assets.  On September 6, 2012, Mario Draghi, president of the European Central Bank, announced details of a bond buying plan that would ease the European debt crisis and provide a “fully effective backstop.”  A short time later, in the U.S., the Federal Reserve announced a continued low interest rate goal along with $40 billion per month of mortgage backed securities (MBS) purchases until the economy turns around.  These initiatives were the underpinning of a strong bounce in markets in Europe and the U.S. over the remainder of the year.

2012 was also a solid year for the Evermore Global Value Fund, as the Fund saw assets grow by more than 140% to $80.3 million.  I am extremely pleased to announce the addition of Beijing He to the Evermore team.  Beijing will serve as Operations Manager, a role to which she brings many years of global operations experience having spent 8 years at Goldman Sachs and Goldman Sachs Asset Management in a variety of senior operations roles.  I would also like to inform you that as of January 1, 2013 we welcomed Gary M. Gardner as counsel to the independent trustees and Gino Malaspina of Cipperman Compliance Services, LLC as the Fund’s Chief Compliance Officer.

David Marcus and I continue to be extremely appreciative of the efforts of our employees, Board of Trustees and advisors.  As I stated in my past two annual shareholder letters, having the right partners is critical to the success of our business.  I would like to thank the following service providers for their support over the past year:  U.S. Bancorp Fund Services, LLC (Fund administrator, accountant, transfer agent), U.S. Bank N.A. (Fund custodian), Quasar Distributors LLC (Fund distributor), Drinker Biddle & Reath LLP (Fund counsel), Cipperman & Company (counsel to the Fund’s independent trustees), Ernst & Young LLP (Fund auditor), Alaric Compliance Services, LLC, Tiller, LLC (marketing communications), JCPR, Inc. (public relations and marketing), Eze Castle Software (order management system provider), Advent Software (portfolio management software provider), Bloomberg (market data provider), and all of our executing brokers.

And finally, the entire Evermore team would like to thank you, our shareholders, for the continued support and confidence you have shown us.  We wish you all the best for a happy, healthy and prosperous 2013.

Sincerely,

Eric LeGoff
CEO, Evermore Funds Trust

Evermore Global Value Fund
A Letter from the Portfolio Manager

“The future is never clear.  You pay a high price in the
stock market for a cheery consensus.  Uncertainty is the
friend of the buyer of long term values.”
 – Warren Buffett

Dear Shareholder,

David Marcus
Portfolio Manager

For the one year period ending December 31, 2012, Class I shares of the Evermore Global Value Fund were up 7.55%.  The MSCI All-Country World Index was up 16.13% over the same period.  Although we don’t focus on the benchmark it is our goal to beat it over the long term.  Given the special situations nature of our investment approach, our investments generally work on their own time frames.  The key for us is to remain focused on finding those undervalued, under-researched, misunderstood special situation opportunities that will provide investors with significant returns over the long-term.

At year-end, European investments represented close to 47% of the Fund’s net assets.  Europe is where we continued to find what we believe were the best opportunities.  Our U.S. and Canadian investments represented about 36% of the Fund’s net assets.  The percentage of the Fund’s net assets invested in Asia increased to about 8% of net assets at year-end, as we found a number of catalyst-driven special situations in family-controlled conglomerates and holding companies.  We are seeing a real increase in family-controlled businesses in the region bidding to take their companies private, taking advantage of the depressed prices of the assets that they, as majority shareholders, probably know better than others.

The year ended on a positive note with markets up globally, especially here in the U.S. where markets were closing in on all-time highs.  Despite the rally in the equity markets, investors remain concerned about the growth prospects in China and other parts of Asia, and that the ongoing European financial crisis will lead to Europe muddling along, or worse, falling into a deep depression.  The U.S. economic outlook also offers a mixed bag – the U.S. housing market is picking up, banks are cleaning up their balance sheets, consumer sentiment is slowly improving, but unemployment remains high and uncertainty abounds regarding government taxing and spending policies.

The European crisis, now in its third year, finally saw some tangible movement to resolution in 2012, as the European Central Bank (ECB) announced it would backstop the banks in an effort to push troubled economies forward.  While important structural reforms are in the early days of being organized and implemented, the movement forward is a sea change from the first two years of the crisis when there was little to no consensus on steps necessary to address the region’s problems.  We believe the cleanup of the European banking sector will offer investors compelling investment opportunities, as we think banks will shed assets, including stakes in other public companies, at substantial discounts.

In spite of these persistent macro problems, the year saw nice gains in Europe (and other parts of the world) as investor fears began to dissipate.  The current thinking is less about the EU breaking up imminently and more about how to effectively deal with specific problems directly.

A Review of Our Investment Approach

We are opportunistic stock pickers first and foremost, seeking to take advantage of stocks that are not just cheap, but that have significant catalysts for value creation.  In performing our research and analysis of a potential public company investment, we take a private equity approach, meaning we think and invest like owners, as if we were going to buy the entire company, and spend much time getting to know and understand management to determine whether they are capable of creating value.

We always take a bottom up approach on every investment on which we focus.  This approach allows us to distill the investment research and analysis to a small number of variables that may create or destroy value for a given security.

Investors ask if and how the macro environment plays a role in our investment process.  Although our approach is always bottom up, we consider the macro issues surrounding an investment (i) in relation to how they could help or hurt the investment thesis and (ii) when determining how to size an investment.

Our mandate allows us to go anywhere in the capital structure and anywhere in the world, but we are not obligated to go anywhere.  We go where we believe the best opportunities, on a risk adjusted basis, exist.  It comes down to having a tight filter through which all ideas must pass.  Our work is not done after an investment has been made – it is a continuous process, as companies and catalysts evolve over time.

In addition to diversifying our portfolio among sectors, industries, regions, and market capitalizations, we classify, diversify and monitor our holdings by “strategy.”  Our strategy classifications include:

Restructuring.  These investments are in companies where there are operational or financial changes underway that don’t appear to be reflected in the market prices of the securities.  Changes may include cost cutting, closing and consolidating facilities, headcount reduction, asset sales, stock buybacks, new management, etc.  Current investments that fall into this strategy include Prisa, a Spain-based media conglomerate which is going through an extensive financial restructuring and an aggressive operational transformation; Orkla, a Norway-based industrial and foods conglomerate that is refocusing the company to its branded goods and food related business and shedding all other operations; AIG, once the largest market cap insurance company in the world, now completing its transformation away from being a U.S. Government bailed out business with new aggressive management and a refocusing of both its balance sheet and operations.

Liquidation.  Many investors head for the exits when they hear the word “liquidation,” but we often find mispricing in the securities of companies where their goals are to liquidate all operations and distribute the proceeds to shareholders.  Many investors are generally focused on companies that are growing and discard these securities without regard to their underlying value creating substantial discounts to intrinsic value in certain cases.  Current liquidations in the portfolio include Capmark (CPMK), a U.S. based commercial mortgage business previously known as GMAC, which is selling off its real estate assets and loans with a plan to liquidate itself out of business in the medium term; Retail Holdings (RHDGF), a U.S. traded owner of 850 retail appliance stores (formerly Singer Sewing Machine Company) in markets including Sri Lanka, Bangladesh, Pakistan, India and Thailand.  Although Retail Holdings has a business that is growing significantly, management is focused on liquidating the business as the holding company structure is no longer needed.

Breakup/Spinoff.  These situations involve companies that are de-conglomerating or shedding business units with little or no overlap with their other business units.  We owned a number of companies in 2012 that fell into this category.  Cookson plc (CKSN LN), a U.K.-based conglomerate, concluded in the fourth quarter of 2012 that its performance chemicals and coatings business did not have synergies with its industrial ceramics business.  As a result, in late 2012, the company broke into two new companies – Alent plc (ALNT LN), the performance chemicals business, and Vesuvius plc (VSVS LN), the ceramics coatings business.  Interestingly, even though the company made it clear that it would break up at year-end 2012, the stock sat at 600 Gbp/share.  Just a few weeks later, after the companies were separately traded, the combined value of the two shares was close to 720 Gbp/share.  Generally, after a spinoff is completed, each new entity finds its own shareholders who revalue the company as a stand-alone business.  As Alent plc started trading at the end of December 2012, we saw virtually all of its board members buying stock, indicating their confidence in the company.  Another breakup case from 2012 was Impregilo S.p.A. (IPM IM), which is an Italy-based construction and concessions business.  One of the company’s largest assets was a 29% stake in a publicly traded Brazilian concessions company.  The value of this stake was, at times, up to 100% of Impregilo’s market cap.  In late 2012, the company sold this investment and is using the proceeds to pay down debt and return capital to shareholders.  Through this process, the value of their underlying construction business was repriced in the market.

Compounder.  This strategy includes companies that have a history of value creation over long periods of time.  These businesses have unique characteristics that may deliver shareholder value via cash flow generation and active management of their operations or collection of assets.  Examples of compounders in the portfolio included Bollore (BOL FP), Ackermans & van Haaren (ACKB BB), and Pulse Seismic (PSD CN).  Bollore and Ackermans are both over one hundred years old and have compounded shareholder equity in the high teens over the past twenty years.  Pulse Seismic is a Calgary-based seismic data provider which leases its information to oil and gas drillers who are drilling wells in western Canada.  Pulse’s model has produced outsized, yet lumpy, cash flows because after their initial acquisition cost of the data, there is little expenditure needed to maintain it.  Furthermore, when they undertake surveys to generate new data, the cost is often subsidized by the oil and gas company that will ultimately do the drilling, yet the data ownership reverts to Pulse.

Our Affinity to Family Controlled Businesses

Family controlled companies are often complex entities, with many diverse, potentially unrelated businesses, and therefore are not often covered by research analysts at investment firms, as they typically only focus on companies in a specific industry.  Moreover, because the companies are family owned, investors often assume that the owners have no interest in creating shareholder value.  As a result, these companies often trade at sizeable discounts to their intrinsic values.

We break down individuals and families that control businesses into two categories – value creators and value destroyers.  The value creators run their businesses to create real value either for all shareholders or sometimes only for themselves, in which case we may be able to ride their coattails as they work to increase the underlying value and thus the stock price.  On the other hand, the value destroyers are usually less than competent, entrenched managers who are merely stewards of capital.  These controlling shareholders collect their dividends, do just enough to keep the businesses moving forward, and have a goal of handing off the business to their children who can likewise continue to collect dividends from an often declining business.  These stewards of capital are typically several generations removed from the actual creator of the family’s wealth and have little interest or ability in creating real value for other shareholders.  We are focused on the first group, the value creators who are intensely interested in evolutionary action, are deeply committed to the maintenance and growth of the value that their families have carefully nurtured over generations, and understand that their businesses are now threatened by global competition as never before.  These value creators may either manage the businesses on their own or with the assistance of outside management expertise.

We believe the right family controlled businesses can offer extraordinary investment opportunities, particularly in Europe and Asia.  These stocks are not always easy to find or understand with necessary clarity.  However, with deep analysis and patience, the rewards for investors can be great.

Investment in this arena does, however, take more than just a chat with an investor relations functionary.  To an even greater degree than in other value situations, an investor assessing a family owned enterprise must establish a lasting relationship with those individuals who control the company.  The investor must create bonds of mutual trust and respect with these controlling interests – a process that can evolve over weeks, months or literally years – and then assess whether management will deliver on its goals and promises.

The Fund owned a number of family controlled businesses throughout 2012, including Bolloré Group (BOL FP), Ackermans & van Haaren (ACKB BB), Exor S.p.A. (EXO IM), and Guoco Group Ltd. (53 HK).  Below is a short discussion about Bolloré and Ackermans.

Bolloré is a France-based conglomerate involved in a variety of disparate businesses including, freight forwarding, railway transportation, international logistics services, operating ports and container terminals in Africa, forwarding goods by rail and roads, manufacturing polypropylene plastic films for capacitors and shrink-wrap films, and making batteries for electric cars.  It also owns a large equity portfolio including 30% of Havas, the French advertising company.  The company is controlled by Vincent Bolloré, a consummate “value creator.” Shares of Bolloré continued to appreciate in the fourth quarter, capping off a strong year of performance.  The share appreciation was a result of better than expected earnings in many of Bolloré’s underlying holdings and the expectation that Vincent Bolloré will create substantial value as a newly appointed member of Vivendi’s supervisory board.  Please note that the Fund also owns shares of Vivendi (VIV FP).  Bolloré has invested about €1 billion in Vivendi with the ultimate goal of breaking up the staid French conglomerate.  Bolloré continues to aggressively manage its investment portfolio of public and private businesses.  The African assets, especially the ports and logistics businesses, continued to generate significant cash flows during the year.  As of year-end, Bolloré traded at about 64% of our calculation of intrinsic value in spite of the fact that the stock has more than doubled in the past 18 months and the underlying value appears to be growing.

Ackermans is a family controlled European conglomerate with interests in marine engineering, private banking, real estate, and venture capital.  The company is controlled by descendants of the Ackerman and van Haaren families and managed by a combination of family members and outsiders.  Historically the company has actively managed its assets very effectively by growing their best businesses and divesting other units that are either underperforming or have become meaningfully overvalued.  Over the past 25 years the company has compounded their equity in the high teens per year.

Opportunities in Asia

As is the case in Europe, many of the largest conglomerates in Asia are family-controlled.  We have seen a variety of Asia-based holding companies and conglomerates trading at significant discounts to our view of their intrinsic values become the targets for takeover bids.  During 2012, we initiated new positions in three Asia based investments – Guoco Group (Hong Kong), Fraser & Neave (FNN SP) (Singapore) and WBL Corp. (WBL SP) (Singapore).  All three companies were the targets of bids after we initiated our positions.

Guoco Group is 72% controlled by Quek Leng Chan.  The stock was trading in a range between the mid 60s and high 80s (HKD) for quite some time.  We bought the stock during the third quarter of 2012 at around 70 HKD/share.  As we were building the position, Mr. Quek announced he would launch a 88 HKD/share bid for the 28% of the shares outstanding he did not own.  Our conservative estimate of Guoco’s net asset value (NAV) was in excess of 110 HKD/share.  The stock has traded in the low to mid 90s since the bid was announced and we still see the potential for upside.  Mr. Quek was very clear that he concluded the market had not properly valued the company and he would rather take it private to give himself more flexibility as an investor.  I have spoken with Mr. Quek since the mid 1990s and believe him to be a very savvy and shrewd value investor in Asia.

WBL Corp. is a Singapore-based holding company with assets including real estate (both land and developments), auto dealerships, and stakes in several publicly traded companies.  It has operations across Asia, including China, Hong Kong, Singapore and Malaysia.  The two main shareholders have been at odds with each other about the future of the company for several years.  We are attracted to cheap stocks where the main shareholders are at odds with each other, which can lead to breakups, liquidations, bids or asset sales.  We initiated a position in the stock during the third quarter of 2012 as we concluded that the stock was trading at a discount of at least 35% to our sum of the parts valuation.  At the same time, we saw the inevitability of management changes as the various shareholders began flexing their muscles.  One shareholder group, led by Overseas-Chinese Banking Corp (OCBC), wanted to keep running the company as is and take advantage of the growth opportunities throughout Asia.  The other group, led by Straits Trading, wanted to sell assets and focus on shareholder value.  While we were still building our position, Straits Trading launched a bid for the company.  They offered 3.41 SGD per share in cash or 1.07 shares of Straits Trading.  The stock was trading right around the cash bid price at the launch of the offer.  In our work on Straits Trading, we concluded that we would do nothing.  Since Straits wanted to buy out WBL with the intention of liquidating its assets, our view was that getting shares of another conglomerate and WBL being about 40% of the combined new company would accrete more value to the Straits shareholders than the WBL holders.  By holding our shares directly, we felt we would get the full benefit of the Straits effort to liquidate the assets and therefore get the most value.  In addition, we concluded that the chance for a bidding war was very high.  In January of 2013, OCBC via its stake in United Engineering bid 4.00 SGD per share in cash for the company.  As a result, the stock traded up north of 4.60 SGD as shareholders await the next round in this potential bidding war.

We are working on several other situations throughout the region where we see similar characteristics as those outlined above.  Historically, we have not found much to work on in Asia as we found companies were predominately high growth, high expectation and high valuation.  Even those companies perceived as cheap were predicated on very high growth assumptions with little cushion to protect investors.  With these markets maturing and investors taking a more global perspective, we are seeing special situations where conglomerates appear to be falling through the cracks, even though they have  robust values and highly attractive businesses.  We would expect to see an increase in our Asia exposure over time as we work through these situations.

Closing Thoughts

The daily news headlines about crisis, stress, debt ceilings, bailouts, currency breakups has been incessant for close to three years now.  We always focus on special situations to take advantage of the opportunities being presented.  We endeavor to filter out the noise and look at a company’s merits in each and every case.  At times, it can become frustrating with the pace at which catalysts take place and are recognized by the market.  But, our conviction in our investment process is rock solid and is what guides and drives us forward.  The crisis zones around the world have created and will continue to create real opportunities.  The key is to take advantage of these opportunities to the fullest extent possible.

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

For the year ended December 31, 2012, Class I shares of the Evermore Global Value Fund were up 7.55%.  The Fund’s benchmark index, the MSCI All-Country World Index, was up 16.13% over the same period.  Throughout the course of the year, the Fund had about 45% of its net assets invested in European special situation investments.  In general, special situation investments work on their own time frames.  The Fund showed strong investment performance in the first quarter of 2012 that was all but erased in the 2nd quarter as fear and panic once again impacted European markets.  The 3rd and 4th quarter saw stability come back to the European markets as the European Central Bank offered tangible solutions to the sovereign debt crisis for the first time in over 2 years.  The Fund’s underperformance to its benchmark index was largely due to its overweighting in European special situation investments and, specifically, to the poor performance of its Prisa Preferred B ADR and Warrant, ATP Oil & Gas bond, and ModusLink Global Solutions positions, which are discussed below.

The largest contributors and detractors to the Fund performance for the year were:

Contributors	Detractors
Sky Deutschland (Germany)	Prisa Preferred B ADR (Spain)
Bolloré Group (France)	ATP Oil & Gas 11.875% 05/01/15 Bond (U.S.)
Pulse Seismic (Canada)	ModusLink Global Solutions Inc. (U.S.)
Retail Holdings NV (Hong Kong)	Prisa Warrants (Spain)
iStar Financial Inc. (U.S.)	Sevan Drilling AS (Norway)

Below please find a discussion on each of the above mentioned contributors and detractors.

Contributors:

Sky Deutschland (SKYD GY)
Sky Deutschland, the largest pay TV business in Germany, continued its solid performance in the fourth quarter.  Management has implemented real changes that have continued to inch the company closer to profitability, something that has eluded the company for years.  Furthermore, News Corp, the largest shareholder with 54.5% of the company’s outstanding shares, won a ruling from the German tax authorities that will allow them to preserve most of the Sky Deutschland’s €2.3 billion tax losses should they seek to take full control of Sky Deutschland, which we believe is the ultimate end game for them.  Despite the strong returns realized by the stock in 2012, its shares remained undervalued compared to its peers as measured on an enterprise value per subscriber basis.  We expect this gap to close in 2013.  With a year-end valuation of €1067/per subscriber, the stock appears significantly undervalued to comparative companies with valuations ranging from €1615/per subscriber to €2000+/per subscriber.

Bolloré Group (BOL FP)
Shares of Bolloré continued to appreciate in the fourth quarter, capping off a strong year of performance.  The share appreciation was a result of better than expected earnings in many of Bolloré’s underlying holdings and the expectation that Vincent Bolloré will create substantial value as a newly appointed member of Vivendi’s supervisory board.  Bolloré has invested about €1 billion in Vivendi with the ultimate goal of breaking up the staid French conglomerate.  Bolloré continues to aggressively manage its investment portfolio of public and private businesses.  The African assets, especially the ports and logistics businesses, continued to generate significant cash flows during the year.  As of year-end, Bolloré traded at about 64% of our calculation of intrinsic value in spite of the fact that the stock has more than doubled in the past 18 months and the underlying value appears to be growing.

Pulse Seismic Inc. (PSD CN)
Pulse Seismic is a Calgary-based seismic data provider which leases its information to oil and gas drillers who are drilling wells in western Canada.  Pulse’s model has produced outsized, yet lumpy, cash flows because after their initial acquisition cost of the data, there is little expenditure needed to maintain it.  Furthermore, when they undertake surveys to generate new data, the cost is often subsidized by the oil and gas company that will ultimately do the drilling, yet the data ownership reverts to Pulse.

Retail Holdings NV (RHDGF)
Retail Holdings is a $112 million holding company with a 56% stake in Singer Asia.  Singer Asia owns stakes of various sizes in Singer businesses located on or around the Indian subcontinent.  These businesses, which are publicly traded, mostly sell household appliances and other electronics.  In addition to these stakes, Retail Holdings also holds a $21.6 million note from KKR & Co. L.P., the private equity firm, which yields 12% and is due in 2017.  The company paid out a 12.5% ($2.50 per share) distribution during the third quarter of 2012 and indicated that it would seek to continue to pay out a significant portion of the cash that is being up-streamed from the various Singer holdings.  The company has reiterated its intention to liquidate and distribute all proceeds to shareholders over time as it can opportunistically sell off its assets.  Shares of Retail Holdings closed 2012 at $21.75.  Based on our valuation, we believe that their remaining businesses could potentially be liquidated over time for between $30 and $35 per share.

iStar Financial Inc. (SFI)
iStar Financial is an investment that is representative of how systematic mispricing can occur even in today’s information driven markets.  Real estate investment trust securities are required by law to distribute 90% of their taxable income as dividends in order to realize other beneficial tax treatment.  Because of this regulation, the natural shareholder constituency for REITs is owners who are looking for the income stream provided by the consistent dividend payment.  When a REIT runs into cash flow issues and has to discontinue their dividend payment, as iStar did in 2008, shareholders often sell without regard to value because they are no longer receiving current income.  This is exactly what happened with iStar.  Despite valuable, senior secured assets on its balance sheet, investors sold the stock to a point where we believe it was trading at a fraction of its liquidation value.  This mispricing provided an opportunity for us to own the underlying assets at an attractive value while also providing an opportunity to capitalize on a turnaround of iStar’s operating results.  Over the past few years, iStar management, led by CEO and shareholder Jay Sugarman, have successfully worked out their problem loans, refinanced their liabilities and profitably developed properties they own.  We look forward to the continued solid management of the assets and the potential reinstatement of the dividend, which we believe could be the catalyst that causes the stock price to converge with its underlying value.

Detractors:

Prisa Preferred B ADR (PRIS/B) and Prisa Warrants (J0003 SM)
Prisa’s share price continued to decline in 2012, as the macro environment in Spain further deteriorated and the company works to get out from under their large debt load.  Despite the weak advertising numbers in Spain, Prisa showed resiliency in their pay TV and education businesses.  Prisa’s turnaround has taken much longer than we anticipated, but we continue to believe that CEO Fernando Abril and his newly appointed CFO, Javier Lazaro, are talented managers who possess the skills necessary to turn this company around, both financially and operationally.

ATP Oil & Gas 11.875% 5/1/15 Bond
Our position in ATP Oil & Gas second lien notes fell during 2012 when the company voluntarily filed for Chapter 11 bankruptcy protection in August.  In its filing, the company cited the reason for filing for bankruptcy as a lack of liquidity to continue to fund the two large drilling projects in which they were involved.  In our original analysis of the company and its capital structure, we concluded there was a chance that the company could run into liquidity issues.  We were comfortable with the bankruptcy scenario for two reasons:   (1) the reported values of the underlying oil and gas various infrastructure assets the company owns and (2) the debt was trading at a meaningful discount to face value.  Since the filing, our bonds have continued to trade significantly lower than our cost as the Debtor in Possession (DIP) lenders, second lien lender, and other creditors work through the bankruptcy.  This month, ATP will auction off some of their shallow water oil and gas blocks and we will begin to have a clearer picture of what the bonds’ ultimate recovery may be.

ModusLink (MLNK)
Moduslink shares experienced malaise in the fourth quarter as results of their strategic review, accounting review, and search for a new CEO were kept under wraps by management.  We have been vocal in our criticism of management’s status quo and believe that 2013 will bring about the change we have long called for at the company.  Despite the market’s indifference to this company, it continues to have a sizable net cash position, a $2 billion tax loss asset, and three dissident shareholders pushing for value creation.

Sevan Drilling (SEVDR NO)
Sevan Drilling shares sold off in November after news that their second rig, Sevan Brasil, experienced a problem with its blow-out preventer, and as a result it did not earn full contract rates for 4 weeks.  Scott Kerr, the company’s CEO, arranged for the rig to work at a discounted rate while the blow-out preventer was being repaired, and got the rig back up to earning a full rate in short order.  We continue to believe the value in Sevan’s drilling assets are materially undervalued and that the value will come out as they fortify their balance sheet and contract out their next two rigs.  At the year-end share price, the rigs at Sevan are being valued at approximately $375 million per rig, while the going rate for new rigs of this type is in excess of $600 million per rig.

As of December 31, 2012, the Fund’s ten largest holdings were as follows:

Company	Country	% of Net Assets
American International Group, Inc.	U.S.	4.5%
Sky Deutschland AG	Germany	4.3%
Vivendi SA	France	4.0%
Sistema JSFC	Russia	3.7%
Bollore SA	France	3.5%
Sevan Drilling AS	Norway	3.4%
Ei Towers S.p.A.	Italy	3.3%
Genworth Financial, Inc.	U.S.	3.3%
General Growth Properties, Inc.	U.S.	3.1%
Ackermans & van Haaren NV	Belgium	2.9%

At year-end 2012, the Fund’s cash position stood at 6.3%.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility than larger companies.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in special situations may involve greater risks when compared to other investments if expected developments do not occur.  Additional special risks relevant to our Funds involve derivatives and hedging.  Please refer to the prospectus for further details.

REITs and real estate securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax.  The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Diversification does not assure a profit or loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC.  Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

SECTOR ALLOCATION as a Percentage of Net Assets at December 31, 2012 (Unaudited)

*Cash equivalents and other assets less liabilities.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2012 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges or loads, contingent deferred sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and servicing fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2012 (Unaudited), Continued

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/12	12/31/12	7/1/12 – 12/31/12*
Class A Actual^	$1,000	$1,064	$ 8.35
Class A Hypothetical (5% annual
return before expenses)+	$1,000	$1,017	$ 8.16
Class C Actual^	$1,000	$1,059	$12.22
Class C Hypothetical (5% annual
return before expenses)+	$1,000	$1,013	$11.94
Class I Actual^	$1,000	$1,064	$ 7.06
Class I Hypothetical (5% annual
return before expenses)+	$1,000	$1,018	$ 6.90

^	Excluding interest expense on securities sold short, your actual cost of investments in the Fund would be $8.30 for Class A shares, $12.16 for Class C shares and $7.00 for Class I shares.
+	Excluding interest expense on securities sold short, your hypothetical cost of investment in a fund would be $8.11 for Class A shares, $11.89 for Class C shares and $6.85 for Class I shares.
*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense on securities sold short, of 1.61% for Class A shares, 2.36% for Class C shares and 1.36% for Class I shares multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).  If interest expense was excluded, the annualized ratio would have been 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares. Expense ratios reflect fee waivers currently in effect.

Evermore Global Value Fund
Value of $10,000 vs. MSCI All-Country World Index
(Unaudited)

			Since	Value of
Total Annualized Returns			Inception	$10,000
Year Ended December 31, 2012	1 Year	3 Year	(1/1/2010)	(12/31/12)
Class A	7.24%	(3.44)%	(3.44)%	$ 9,004
Class A (with sales charge)	1.85%	(5.08)%	(5.08)%	$ 8,123
Class C	6.42%	(4.20)%	(4.20)%	$ 8,792
Class C (with sales charge)	5.42%	(4.20)%*	(4.20)%*	$ 8,792
Class I	7.55%	(3.20)%	(3.20)%	$ 9,072
MSCI All-Country World Index	16.13%	6.63%	6.63%	$12,123

*  Sales charges for Class C are not applicable if shares not sold within one year.

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares		Value
COMMON STOCKS – 76.8%

Communications Equipment – 8.0%
95,150	Cisco Systems, Inc.
	(United States)	$1,869,698
64,269	Comverse, Inc.
	(United States)*	1,833,595
98,944	Ei Towers SPA
	(Italy)*1	2,697,627
		6,400,920
Construction & Engineering – 2.3%
396,774	Impregilo SPA (Italy)	1,859,943

Diversified Financial Services – 3.6%
69,500	Capmark Financial
	Group, Inc.
	(United States)	840,950
169,000	Guoco Group Ltd.
	(Hong Kong)	2,047,271
		2,888,221
Electronic Equipment, Instruments
& Components – 2.4%
589,371	WBL Corp. Ltd.
	(Singapore)	1,913,025

Energy Equipment & Services – 5.7%
694,800	Pulse Seismic, Inc.
	(Canada)*	1,899,926
3,802,670	Sevan Drilling AS
	(Norway)*	2,713,794
		4,613,720
Hotels, Restaurants & Leisure – 2.7%
132,240	Burger King
	Worldwide, Inc.
	(United States)*1	2,174,026
4,532	Rank Group
	(United Kingdom)	10,668
		2,184,694
Household Durables – 3.5%
130,493	Retail Holdings NV
	(Netherlands)*	2,838,223

Industrial Conglomerates – 17.9%
27,893	Ackermans &
	van Haaran NV
	(Belgium)	2,305,305
8,330	Bollore SA (France)	2,837,258
74,020	EXOR SPA (Italy)	1,865,453
16,139,373	Lonrho PLC
	(United Kingdom)*	2,258,369
247,490	Orkla ASA (Norway)	2,168,887
143,600	Sistema JSFC – ADR
	(Russia)*	2,938,098
		14,373,370
Insurance – 9.9%
101,300	American International
	Group, Inc.
	(United States)*	3,575,889
351,400	Genworth Financial,
	Inc. (United States)*1	2,639,014
597,727	Old Mutual PLC
	(United Kingdom)	1,755,554
		7,970,457
Logistics – 2.4%
672,429	ModusLink Global
	Solutions, Inc.
	(United States)*	1,950,044

Media – 12.1%
557,480	Constantin Medien
	AG (Germany)*	1,127,175
121,703	Highlight
	Communications
	AG (Switzerland)	639,358
1,218,665	Promotora de
	Informaciones SA –
	Class B – ADR
	(Spain)*	1,291,785
620,758	Sky Deutschland AG
	(Germany)*	3,442,591
140,266	Vivendi SA (France)	3,172,265
		9,673,174

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value
Security & Alarm Services – 2.4%
41,900	The ADT Corp.
	(United States)*	$1,947,931

Specialty Chemical – 3.9%
294,600	Alent PLC
	(United Kingdom)*	1,477,810
294,600	Vesuvius PLC
	(United Kingdom)*	1,655,835
		3,133,636
TOTAL COMMON STOCKS
(Cost $59,108,905)		61,747,367

PARTNERSHIPS & TRUSTS – 5.9%

Real Estate Investment Trusts – 5.9%
123,666	General Growth
	Properties, Inc.
	(United States)	2,454,770
280,400	iStar Financial, Inc.
	(United States)*1	2,285,260
		4,740,030
TOTAL PARTNERSHIPS
& TRUSTS
(Cost $3,696,447)		4,740,030

RIGHTS – 0.5%

Pharmaceutical, Biotechnology
& Life Sciences – 0.5%
221,000	Sanofi, Expiration:
	December, 2020
	(France)*	376,805
TOTAL RIGHTS
(Cost $390,420)		376,805

WARRANTS – 3.5%

Consumer Finance – 0.9%
	Capital One
	Financial Corp.,
	Expiration:
	November, 2018,
	Exercise Price: $42.13
34,243	(United States)*	724,582

Diversified Financial Services – 2.1%
	Bank of America Corp.,
	Expiration:
	January, 2019,
	Exercise Price:
	$13.30
199,060	(United States)*	1,084,877
	JPMorgan
	Chase & Co.,
	Expiration:
	October, 2018,
	Exercise Price: $42.42
52,700	(United States)*	625,022
		1,709,899
Insurance – 0.4%
	Hartford Financial
	Services Group, Inc.,
	Expiration:
	June, 2019,
	Exercise Price: $9.62
24,700	(United States)*	332,956

Media – 0.1%
	Promotora de
	Informaciones SA –
	Class A, Expiration:
	June, 2014,
	Exercise Price: $2.00
8,059,777	(Spain)*	106,386

TOTAL WARRANTS
(Cost $6,930,933)		2,873,823

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal
Amount		Value
CORPORATE BONDS – 1.9%

Consumer Finance – 1.2%
	Egidaco Investments
	Ltd., 12.750%,
	12/29/2013
$6,000,000	(Russia)	$957,228

Oil, Gas & Consumable Fuels – 0.7%
	ATP Oil & Gas Corp.
	11.875%, 5/1/2015
5,060,000	(United States)2	581,900

TOTAL CORPORATE BONDS
(Cost $3,182,403)		1,539,128

CONVERTIBLE BOND – 2.7%

Shipping & Logistics – 2.7%
	Frontline Ltd.,
	4.500%, 4/14/2015
3,900,000	(United States)	2,164,500
TOTAL CONVERTIBLE BOND
(Cost $2,429,254)		2,164,500

MUNICIPAL BONDS – 1.9%

Tobacco – 1.9%
	Northern Tobacco
	Securitization Co.,
	5.670%, 6/1/2046
12,650,000	(United States)	461,472
	Tobacco Settlement
	Financing Corp,
	6.125%, 6/1/2047
38,755,000	(United States)	1,028,558
		1,490,030
TOTAL MUNICIPAL BONDS
(Cost $2,642,265)		1,490,030

Contracts
(100 shares per contract)
CALL OPTIONS PURCHASED3 – 0.4%

Hedges – 0.2%
	CurrencyShare Swiss
	Franc Trust,
	Expiration:
	March, 2013,
	Strike Price: $107.00
820	(United States)*	145,550
	iShares Barclays 20+
	Year Treasury Bond,
	Expiration:
	March, 2013,
	Strike
	Price: $131.00
590	(United States)*	19,175
	SPDR Gold Trust,
	Expiration:
	March, 2013,
	Strike Price: $170.00
115	(United States)*	15,468
		180,193
Insurance – 0.2%
	Genworth
	Financial, Inc.,
	Expiration:
	January, 2014,
	Strike Price: $5.00
200	(United States)*	59,600
	Genworth
	Financial, Inc.,
	Expiration:
	January, 2014,
	Strike Price: $7.00
310	(United States)*	55,025
		114,625
TOTAL CALL OPTIONS
PURCHASED
(Cost $384,667)		294,818

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Contracts
(100 shares per contract)		Value
PUT OPTIONS PURCHASED – 0.1%

Hedges – 0.1%
	CAC 40 Index,
	Expiration:
	March, 2013,
	Strike Price: $31.00
75	(France)*4	$19,106
	Deutsche Borse AG
	German Stock Index,
	Expiration:
	March, 2013,
	Strike Price: $64.00
110	(Germany)*5	20,908
	EURO STOXX 50
	(Price) Index,
	Expiration:
	March, 2013,
	Strike Price: $21.50
170	(Germany)*4	22,664
		62,678
TOTAL PUT OPTIONS
PURCHASED
(Cost $328,009)		62,678

Shares
SHORT-TERM INVESTMENT – 4.9%

Money Market Fund – 4.9%
3,966,940	Invesco Liquid
	Assets Portfolio-
	Institutional
	Class, 0.146%6	3,966,940
TOTAL SHORT-TERM
INVESTMENT
(Cost $3,966,940)		3,966,940
TOTAL INVESTMENTS
IN SECURITIES – 98.6%
(Cost $83,060,243)		79,256,119
Other Assets in Excess
of Liabilities – 1.4%		1,102,303
TOTAL NET
ASSETS – 100.0%		$80,358,422

*	Non-income producing security.
ADR	American Depositary Receipt
1	All or a portion of this security was segregated as collateral for forward currency contracts.
2	Security in default.
3	100 shares per contract.
4	10 shares per contract.
5	5 shares per contract.
6	Seven-day yield as of December 31, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Percent of
Country	Net Assets
United States	35.9%
United Kingdom	8.9%
Italy	8.0%
France	8.0%
Hong Kong	6.1%
Norway	6.0%
Germany	5.7%
Russia	4.8%
Belgium	2.9%
Canada	2.4%
Singapore	2.4%
Spain	1.8%
Switzerland	0.8%
Cash & Equivalents^	6.3%
Total	100.0%

^Includes the money market fund and other assets in excess of liabilities.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2012

ASSETS
Investments in securities, at value^ (Note 2)	$79,256,119
Unrealized gain on forward currency contracts	5,690
Receivables:
Investment securities sold	22,570
Fund shares sold	888,178
Dividends and interest, net	113,722
Other receivables	9,828
Due from broker, net	1,119,279
Prepaid expenses	55,559
Total assets	81,470,945

LIABILITIES
Unrealized loss on forward currency contracts	259,675
Payables:
Investment securities purchased	689,591
Currency payable	202
Fund shares redeemed	76,934
Investment advisory fees, net	13,308
Administration fees	1,351
Custody fees	3,506
Distribution fees	5,390
Fund accounting fees	3,715
Transfer agent fees	5,033
Other accrued expenses	53,818
Total liabilities	1,112,523
NET ASSETS	$80,358,422

COMPONENTS OF NET ASSETS
Paid-in capital	$90,223,533
Undistributed (distributions in excess of) net investment income	(220,769)
Accumulated net realized loss on investments, foreign
currency transactions and forward currency contracts	(5,586,506)
Net unrealized depreciation on investments	(3,804,124)
Net unrealized depreciation on foreign currency
transactions and forward currency contracts	(253,712)
Net assets	$80,358,422
^ Cost of Investments	$83,060,243

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2012, Continued

Class A:
Net assets	$13,491,484
Shares issued and outstanding (unlimited number
of shares authorized without par value)	1,569,809
Net asset value, and redemption price per share	$8.59
Maximum offering price per share* (net asset value
per share/front-end sales charge) ($8.59/95.00%)	$9.04

Class C:
Net assets	$219,043
Shares issued and outstanding (unlimited number
of shares authorized without par value)	25,767
Net asset value, offering price, and redemption price per share**	$8.50

Class I:
Net assets	$66,647,895
Shares issued and outstanding (unlimited number
of shares authorized without par value)	7,739,541
Net asset value, offering price, and redemption price per share	$8.61

*	Class A share investments of $1 million or more, which are purchased at Net Asset Value, are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.
**	A 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2012

INVESTMENT INCOME
Income
Interest	$1,837,668
Dividends (net of $69,207 foreign withholding tax)	990,750
Total investment income	2,828,418

EXPENSES (Note 3)
Investment advisory fees	538,045
Legal fees	68,554
Transfer agent fees	61,748
Registration fees	49,637
Chief Compliance Officer fees	47,219
Custody fees	46,246
Administration fees	43,083
Audit fees	40,253
Reports to shareholders	39,107
Trustee fees	37,450
Fund accounting fees	31,231
Distribution fees – Class A	26,100
Miscellaneous expenses	14,969
Insurance expense	7,385
Distribution fees – Class C	2,792
Interest expense to broker	518
Total expenses	1,054,337
Less fees waived	(283,608)
Net expenses	770,729
Net investment income	2,057,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FOREIGN CURRENCY TRANSACTIONS & SECURITIES SOLD SHORT
Net realized loss on investments and options	(4,742,518)
Net realized loss on foreign currency transactions and
foreign currency forward contracts	(186,079)
Net realized loss on securities sold short	(271,970)
Net realized gain on written options	216,756
Change in net unrealized appreciation on investments	6,566,625
Change in net unrealized depreciation on foreign currency
translations and forward currency contracts	(658,197)
Change in net unrealized appreciation on securities sold short	123,967
Net realized and unrealized gain on investments, options,
foreign currency transactions and securities sold short	1,048,584
Net increase in net assets resulting from operations	$3,106,273

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,057,689	$750,600
Net realized loss on investments and options	(4,742,518)	(850,536)
Net realized loss on foreign currency transactions
and foreign currency contracts	(186,079)	—
Net realized gain (loss) on securities sold short	(271,970)	579,349
Net realized gain on written options	216,756	—
Change in net unrealized appreciation (depreciation)
on investments	6,566,652	(13,200,537)
Change in net unrealized appreciation (depreciation)
on foreign currency translations and
forward currency contracts	(658,224)	456,649
Change in net unrealized appreciation (depreciation)
on securities sold short	123,967	(123,967)
Net increase (decrease) in net assets
resulting from operations	3,106,273	(12,388,442)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class A	(424,805)	(54,735)
From net investment income – Class C	(4,872)	(1,655)
From net investment income – Class I	(1,892,760)	(419,754)
Total distributions from net investment income	(2,322,437)	(476,144)
From return of capital – Class A	(62,514)	—
From return of capital – Class C	(718)	—
From return of capital – Class I	(278,505)	—
Total distributions from return of capital	(341,737)	—
Total distributions to shareholders	(2,664,174)	(476,144)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
outstanding shares – Class A (a)	8,173,447	3,911,769
Net increase (decrease) in net assets derived from
net change in outstanding shares – Class C (a)	(12,698)	252,330
Net increase in net assets derived from net change
in outstanding shares – Class I (a)	38,603,985	6,113,301
Total increase in net assets from capital share transactions	46,764,734	10,277,400
Total increase (decrease) in net assets	47,206,833	(2,587,186)

NET ASSETS
Beginning of year	33,151,589	35,738,775
End of year	$80,358,422	$33,151,589
Undistributed (distributions in excess of)
net investment income	$(220,769)	$229,557

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
Class A	Shares	Value	Shares	Value
Shares sold	1,113,004	$9,790,284	911,481	$9,748,005
Shares issued in reinvestment
of distributions	55,432	470,063	6,558	53,577
Shares redeemed1	(239,764)	(2,086,900)	(624,623)	(5,889,813)
Net increase	928,672	$8,173,447	293,416	$3,911,769

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
Class C	Shares	Value	Shares	Value
Shares sold	14,057	$123,950	24,466	$250,675
Shares issued in reinvestment
of distributions	666	5,590	205	1,655
Shares redeemed	(16,504)	(142,238)	—	—
Net increase (decrease)	(1,781)	$(12,698)	24,671	$252,330

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
Class I	Shares	Value	Shares	Value
Shares sold	4,182,891	$36,720,848	3,002,136	$31,597,853
Shares issued in reinvestment
of distributions	237,150	2,015,771	50,980	417,020
Shares issued in
transfer-in-kind (Note 2)	1,071,251	9,105,631	—	—
Shares redeemed2	(1,067,156)	(9,238,265)	(2,784,596)	(25,901,572)
Net increase	4,424,136	$38,603,985	268,520	$6,113,301

1	Net of redemption fees of $17 and $2,398, respectively.
2	Net of redemption fees of $110 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

CLASS A
Year Ended December 31,
2012	2011	2010*
Net asset value, beginning of year	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income^	0.31	0.14	0.02
Net realized and unrealized
gain (loss) on investments	0.29	(2.25)	0.48
Total from investment operations	0.60	(2.11)	0.50

LESS DISTRIBUTIONS
From net investment income	(0.28)	(0.08)	—
Return of capital	(0.04)	—	—
Total distributions	(0.32)	(0.08)	—
Paid-in capital from redemption fees (Note 2)	0.00	1	0.00	1	0.00	1
Net asset value, end of year	$8.59	$8.31	$10.50
Total return without sales load	7.24%	(20.04)%	5.00%
Total return with sales load	1.85%	(24.02)%	(0.28)%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$13,491	$5,331	$3,651
Portfolio turnover rate	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

	Year Ended December 31,
	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	2.13%	2.24%	3.60%
After expenses absorbed3,6	1.61%	1.70%	1.62%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	3.59%	0.94%	(1.59)%
After expenses absorbed5,6	4.11%	1.48%	0.39%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 2.12%, 2.14% and 3.58% for the years ended December 31, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 1.60%, 1.60% and 1.60% for the years ended December 31, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 3.60%, 1.04% and (1.57)% for the years ended December 31, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 4.12%, 1.58% and 0.41% for the years ended December 31, 2012, 2011 and 2010, respectively.

6	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

CLASS C
	Year Ended December 31,
	2012	2011	2010*
Net asset value, beginning of year	$8.20	$10.40	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)^	0.24	0.12	(0.21)
Net realized and unrealized
gain (loss) on investments	0.28	(2.26)	0.61
Total from investment operations	0.52	(2.14)	0.40

LESS DISTRIBUTIONS
From net investment income	(0.19)	(0.06)	—
Return of capital	(0.03)	—	—
Total distributions	(0.22)	(0.06)	—
Net asset value, end of year	$8.50	$8.20	$10.40
Total return without sales load	6.42%	(20.56)%	4.00%
Total return with sales load	5.42%	(21.35)%	3.00%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$219	$226	$30
Portfolio turnover rate	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

	Year Ended December 31,
	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed1,5	2.88%	3.09%	5.56%
After expenses absorbed2,5	2.36%	2.51%	2.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed3,5	2.84%	0.70%	(4.02)%
After expenses absorbed4,5	3.36%	1.28%	(0.53)%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1
The ratio of expenses to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 2.87%, 2.93% and 5.84% for the years ended December 31, 2012, 2011 and 2010, respectively.

2
The ratio of expenses to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 2.35%, 2.35% and 2.35% for the years ended December 31, 2012, 2011 and 2010, respectively.

3
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 2.85%, 0.86% and (4.00)% for the years ended December 31, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 3.37%, 1.44% and (0.51)% for the years ended December 31, 2012, 2011 and 2010, respectively.

5	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

CLASS I
	Year Ended December 31,
	2012		2011	2010*
Net asset value, beginning of year	$8.32		$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income^	0.34		0.17	0.03
Net realized and unrealized
gain (loss) on investments	0.28		(2.26)	0.49
Total from investment operations	0.62		(2.09)	0.52

LESS DISTRIBUTIONS
From net investment income	(0.29)		(0.11)	—
Return of capital	(0.04)		—	—
Total distributions	(0.33)		(0.11)	—
Paid-in capital from redemption fees (Note 2)	0.00	1	—	—
Net asset value, end of year	$8.61		$8.32	$10.52
Total return	7.55%		(19.82)%	5.20%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$66,648		$27,595	$32,058
Portfolio turnover rate	45%		94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

	Year Ended December 31,
	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.88%	2.01%	3.23%
After expenses absorbed3,6	1.36%	1.46%	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	3.84%	1.14%	(1.30)%
After expenses absorbed5,6	4.36%	1.69%	0.56%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 1.87%, 1.90% and 3.21% for the years ended December 31, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 1.35%, 1.35% and 1.35% for the years ended December 31, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 3.85%, 1.25% and (1.28)% for the years ended December 31, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense was 4.37%, 1.80% and 0.58% for the years ended December 31, 2012, 2011 and 2010, respectively.

6	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on January 1, 2010.

The Fund offers Class A, Class C and Class I shares.  Class A shares are sold with a front-end sales charge.  Class C shares are sold with a back-end sales charge for shares redeemed within 12 months after purchase.  Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares are sold with a front-end sales charge of 5.00%. Purchases greater than $1 million into the Fund are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  For Class C shares, a 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies always followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities. Debt securities having a maturity of less than 60 days are valued at amortized cost with any discount or premium being accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by and independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuer.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to domestic issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FTID prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FTID provided price does not fall within the confidence interval the particular security will be valued at the proceeding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of December 31, 2012, the Fund did not hold fair valued securities other than the securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$28,557,776	$33,189,591	$—	$61,747,367
Partnerships & Trusts^	4,740,030	—	—	4,740,030
Rights^	376,805	—	—	376,805
Warrants^	2,873,823	—	—	2,873,823
Corporate Bonds^	—	1,539,128	—	1,539,128
Convertible Bond^	—	2,164,500	—	2,164,500
Municipal Bonds^	—	1,490,030	—	1,490,030
Call Options Purchased^	—	294,818	—	294,818
Put Options Purchased^	—	62,678	—	62,678
Short-Term Investments	—	3,966,940	—	3,966,940
Total Investments
in Securities	$36,548,434	$42,707,685	$—	$79,256,119
Other Financial
Instruments#
Unrealized appreciation	$—	$5,690	$—	$5,690
Unrealized depreciation	—	(259,675)	—	(259,675)
Total Investments in Other
Financial Instruments	$—	$(253,985)	$—	$(253,985)

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are value at the unrealized appreciation (depreciation) on the investments.

On May 12, 2011, the FASB issued an Accounting Standard Update (ASU) No. 2011-04, modifying FASB Accounting Standards Codification (ASC) Topic 820, Fair Valuation Measurement and Disclosure.  At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard (IFRS) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to change in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  Other than as noted

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

below, the adoption of this guidance did not have material impact on the financial statements of the Fund.

Transfers between levels are determined as of the end of the reporting period.  There were no transfers between Level 1 and Level 2 securities during the year ended December 31, 2012.  There were no Level 3 securities held by the Fund during the year ended December 31, 2012.  It is the Fund’s policy to recognize transfers at the value as of the beginning of the period, if applicable.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2012:

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2012		of December 31, 2012
	Balance		Balance
	Sheet		Sheet
Derivative Instruments	Location	Fair Value	Location	Fair Value
Forward Currency	Unrealized	$5,690	Unrealized	$259,675
Contracts	gain on		loss on
	forward		forward
	currency		currency
	contracts		contracts

Call Options Purchased	Investments	294,818	None	—
in securities,
at value

Put Options Purchased	Investments	62,678	None	—
in securities,
at value
Total		$363,186		$259,675

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Change in
Unrealized
	Location	Realized		Appreciation
	of Gain	Gain	Location	(Depreciation)
	(Loss) on	(Loss) on	of Loss on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized loss	$(224,855)	Change in net	$(667,862)
Currency	on foreign currency		unrealized
Contracts	transactions and		depreciation on
	forward currency		foreign currency
	contracts		translations and
forward currency
contracts

Call Options	Net realized loss	(318,775)	Change in net	(89,849)
Purchased	on investments		unrealized
	and options		appreciation on
investments

Put Options	Net realized loss	(1,020,413)	Change in net	(265,331)
Purchased	on investments		unrealized
	and options		appreciation on
investments

Put Options	Net realized	216,756	None	—
Written	gain on
written options
Total		$(1,130,531)		$(1,012,542)

B.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The activity in options written during the year ended December 31, 2012, is as follows:

Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	6,475	1,016,010
Options exercise	—	—
Options expired	—	—
Options closed	(6,475)	(1,016,010)
Options outstanding, end of year	—	$—

C.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2012, the Fund deferred, on a tax basis, post-December late year losses of $65,830, which will be recognized in the following year.

At December 31, 2012, the Fund had capital loss carryforwards available for federal income tax purposes of $4,783,542, of which $2,401,346 are short-term unlimited losses and $2,382,196 are long-term unlimited losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal, New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

E.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average notional value of forward currency contracts outstanding during the year-ended December 31, 2012 was $24,334,194.  The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year.  The notional amount is calculated based on the currency being sold converted to U.S. Dollars at each of the time periods noted above.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Fund’s Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See Note 6 for further information on forward currency contracts.

F.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of he short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreases.

G.
Interest Expense To Broker.  The Fund may incur expenses associated with the Fund’s investment borrowing and short sale transactions.  For the year ended December 31, 2012 the Fund incurred an interest expense of $518.

H.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

I.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

J.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

K.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. Class A shares are sold with a front-end sales charge of 5.00%.  Purchases greater than $1 million into the Fund are offered

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  For Class C shares, a 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

L.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

M.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net  assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended December 31, 2012, the Fund increased undistributed net investment loss by $185,578, decreased accumulated net realized loss by $186,079 and decreased paid-in capital by $501.  The permanent differences primarily relate to foreign currency reclasses and REIT distributions.  The Fund may also designate earnings and profits distributed to shareholders on the redemption of shares as dividends for purposes of the dividends paid deduction.

N.
Transfer-in-Kind. On December 17, 2012, $9,105,631 in subscriptions were issued for the Fund as a transfer-in-kind. The securities received in the transfer were in accordance with the Fund’s prospectus and investment objectives and the valuation of these securities was determined in accordance with the Fund’s valuation procedures.

O.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Effective January 1, 2013, Gino Malaspina of Cipperman Compliance Services, LLC assumed the role of Chief Compliance Officer of the Trust.

On February 13, 2013, the Board of Trustees approved the suspension of sales of Class C shares of the Fund. Effective as of February 18, 2013, Class C

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

shares of the Fund were no longer available for purchase. On or about March 31, 2013, the Fund will redesignate (rename) its Class C shares as Class A shares of the Fund.

P.
Recent Accounting Pronouncement.  In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.  They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received.  In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.  These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  At this time, management is evaluating its implications and impact on the financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

Evermore Global Advisors, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2012, the Fund incurred $538,045 in advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through December 31, 2012, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses incurred in the course of the Fund’s business, do not exceed 1.60%, 2.35% and 1.35% for Class A, Class C and Class I, respectively.

For the year ended December 31, 2012 the Adviser waived $283,608 in fees for the Fund.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At December 31, 2012, the remaining cumulative unreimbursed amount waived and/or paid by the Adviser on behalf of the Fund that is subject to potential reimbursement was $283,608. The amount, if not recouped by December 31, 2013 will expire and no longer be subject to potential recoupment.

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is re-evaluated on an annual basis and expires May 1, 2013.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the year ended December 31, 2012, the Fund incurred administration fees of $43,083.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A and Class C shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.  For the year ended December 31, 2012, the Fund incurred distribution fees of $28,892.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $63,249,177 and $21,929,291, respectively.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012, Continued

There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2012.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2012 and 2011 for the  Fund were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,322,437	$476,144
Return of capital	341,737	—
Total distributions	$2,664,174	$476,144

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$84,277,821
Gross tax unrealized appreciation	9,804,238
Gross tax unrealized depreciation	(14,825,940)
Net tax unrealized depreciation	$(5,021,702)
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(4,843,409)
Total accumulated losses	$(9,865,111)

NOTE 6 – FORWARD CURRENCY CONTRACTS

As of December 31, 2012, the Fund had the following forward currency contracts outstanding with Morgan Stanley:

		Settlement	Contract	Fair	Net Unrealized
	Contracts	Date	Amount	Value	Gain (Loss)
To Sell:	16,257,600 EUR	3/11/13	$21,334,876	$21,472,525	$(137,649)
To Sell:	4,143,500 GBP	3/11/13	6,674,310	6,729,447	(55,137)
To Sell:	27,061,000 NOK	3/11/13	4,803,703	4,856,504	(52,801)
To Sell:	6,370,500 SEK	3/11/13	963,942	978,030	(14,088)
To Sell:	2,297,500 SGD	3/11/13	1,886,366	1,880,676	5,690
Net Value of Outstanding
Forward Currency Contracts			$35,663,197	$35,917,182	$(253,985)

EUREuro
GBPBritish Pound
NOKNorwegian Krone
SEKSwedish Krona
SGDSingapore Dollar

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Evermore Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evermore Global Value Fund (one of the portfolios constituting the Evermore Funds Trust (the “Fund”)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evermore Global Value Fund (one of the portfolios constituting the Evermore Funds Trust) at December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2013

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a Board meeting held on November 12, 2012, the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, approved the continuance for an additional annual period of the Investment Advisory Agreement with the Adviser.  The Independent Trustees considered whether the Investment Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by Evermore Global (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by Evermore Global form its relationship with the Fund; (4) the extent to which economies of scale, if any, for the benefit of Fund shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided to the Fund.
The Board considered information it believed necessary to assess the ongoing nature and quality of services to be provided to the Fund by the Adviser. The Board also reviewed and considered the qualifications of the portfolio manager, and other key personnel of Evermore Global who provide the investment advisory services to the Fund. The Board considered that the prospective partnership is expected to invest in the same European securities as the Fund and that Evermore Global adopted policies to identify and manage conflicts of interest. The Board determined that the portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the changes in the Adviser’s personnel during 2012 were likely to benefit the Fund. The Board also took into account the Adviser’s compliance policies and procedures, noting certain compliance issues with respect to the Fund that have been corrected. The Board noted that Evermore global provided non-advisory, administrative services to the Fund under the Investment Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.

Investment Performance of the Funds.
The Trustees considered the investment experience of Evermore Global. The Trustees considered the performance of the Fund since its inception on January 1,

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT, Continued

2010 compared to its benchmark index, as well as historical performance of other accounts managed by Evermore Global using investment strategies substantially similar to that of the Fund. The Board also reviewed a report prepared by Morningstar, comparing the Fund’s performance to similar funds in the Morningstar peer group. The Board noted that the Fund’s performance during 2011 and the year-to-date period through September 30, 2012 trailed the performance of its benchmark index.  The Board also noted that the Fund’s performance during 2011 exceeded the performance of comparable accounts managed by Evermore Global. However, for the year-to-date through September 30, 2012 the Fund’s performance trailed the performance of these comparable accounts. The Trustees also reviewed information concerning the Funds’ performance versus the Morningstar peer group. The Board noted that the Fund’s performance trailed the performance of its  Morningstar peer group median for the year-to-date period ended September 30, 2012. The Board noted that while the Fund’s performance ranked near the bottom of the Morningstar peer group, the Fund’s performance for the year-to-date and one-year periods ended September 30, 2012 was within the performance range of similar funds in the Morningstar peer group.

Costs of Services Provided and Profits Realized by Evermore Global.
In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Fund’s advisory fees and expenses included a discussion and review of data concerning the Fund’s current advisory fee and total expense ratios compared to a peer group determined by Morningstar, as well as advisory fees charged by Evermore Global to other accounts it manages using investment strategies substantially similar to those of the Fund. The Board noted Evermore Global’s agreement to limit the total expenses of the Fund through April 30, 2013.  The Board noted that the Fund’s gross advisory fee and net total expense ratio is higher than the median advisory fee and median net total expense ratio of its Morningstar peer group.  The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the Morningstar peer group. Gross advisory fees charged by Evermore Global to other accounts it manages are the same as the Fund’s gross advisory fee. Management also said that it did not expect changes in fee structures unless significant market changes occurred.  The Board considered that Evermore Global paid Fund expenses and waived fees in excess of the amounts it received in advisory fees during 2011. During 2012 through September 30, Evermore Global waived a significant portion of its advisory fee and paid certain expenses with respect to the Fund.  Evermore Global advised the Board that it is not profitable with respect to the services it provides the Fund.

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT, Continued

Economies of Scale and Fee Levels Reflecting those Economies.
The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that assets of the Fund had not grown sufficiently to consider breakpoints in the contractual advisory fee to be paid to Evermore Global.

Other Benefits.
In addition to the above factors, the Trustees noted that Evermore Global receives no other benefits from its management of the Fund.  The Board noted that Evermore Global may seek reimbursement from the Fund of fees waived or reimbursed, subject to limitations, through December 31, 2012.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial and	1	Director &
(born 1959)		Term; Since	Chief Operating		Treasurer,
33 Hawthorne Place		2009.	Officer Herbert L.		Summit
Summit, NJ 07901			Jamison & Co. LLC		Lacrosse Club,
			an Insurance Agent		Audit
			and Broker		Committee
Chair, Summit
Area YMCA

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term; Since	EXOP Capital LLC,		Cali Realty
767 Third Avenue	Trustee	2011.	an investment firm		Corporation;
New York, NY 10017			(2005 – present)		Trustee, Anti-
Defamation
League
Foundation;
Former Director,
Centerline
Holding
Company;
Former Director,
NDS Group plc;
Former Director,
Liberty
Acquisition
Holdings Corp.;
Former Director
Liquidnet
Holdings, Inc.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Interested Trustee
Eric LeGoff	Trustee	Indefinite	President, Evermore	1	Director,
(born 1961)		Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global		2009.	LLC, President,
Advisors, LLC			Hawthorne Associates,
89 Summit Ave			LLC, Chief Operating
3rd Floor			Officer, Liquidnet
Summit, NJ 07901			Holdings, Inc.

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, Evermore	1	Director,
(born 1961)	Executive	Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global	Officer	2009.	LLC, President,
Advisors, LLC			Hawthorne Associates,
89 Summit Ave			LLC, Chief Operating
3rd Floor			Officer, Liquidnet
Summit, NJ 07901			Holdings, Inc.

David Marcus	President	Indefinite	Chief Executive	Not	Director,
(born 1965)		Term; Since	Officer and	Applicable.	Modern
Evermore Global		2009.	Portfolio Manager,		Holdings, Inc.
Advisors, LLC			Evermore Global
89 Summit Ave			Advisors, LLC.
3rd Floor			Managing Partner
Summit, NJ 07901			and Portfolio
Manager MarCap
Investors, L.P.

Salvatore DiFranco	Chief	Indefinite	Chief Financial	Not	Not
(born 1942)	Financial	Term; Since	Officer, Evermore	Applicable.	Applicable.
Evermore Global	Officer	2009.	Global Advisors,
Advisors, LLC	Treasurer	Indefinite	LLC. Chief Financial
89 Summit Ave		Term; Since	Officer, MarCap
3rd Floor		2009.	Investors, L.P.
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President –	Not	Not
(born 1961)		Term; Since	Investor Services,	Applicable.	Applicable.
Evermore Global		2009.	Evermore Global
Advisors, LLC			Advisors, LLC.
89 Summit Ave			Investor Relations,
3rd Floor			MarCap Investors,
Summit, NJ 07901			L.P.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Guy Talarico	Chief	Indefinite	Chief Executive	Not	Director,
(born 1955)	Compliance	Term; Since	Officer, Alaric	Applicable.	Del Rey Global
Alaric Compliance	Officer	2009.	Compliance Services,	Investors, LLC
Services, LLC	Anti-Money	Indefinite	LLC.
150 Broadway	Laundering	Term; Since
Suite 302	Officer	2009.
New York, NY 10038

Evermore Global Value Fund

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 47.60%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2012 was 3.36%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2012.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$971,440
Foreign Taxes Paid	69,207
Foreign Taxes Paid per share	0.007414

Foreign Tax Credit/Deduction	34,537
Foreign Tax Credit/Deduction per share	0.003700

Shares Outstanding
as of FYE 12/31/12	9,335,117

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Class A	EVGBX	300397106
Class C	EVGCX	300397114
Class I	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$33,800	$54,000
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$16,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form. Information regarding divested securities is not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*   /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    February 28, 2013

By (Signature and Title)*    /s/Salvatore DiFranco
Salvatore DiFranco, Chief Financial Officer

Date    February 28, 2013

* Print the name and title of each signing officer under his or her signature.